Merger Announcement

July 22, 2024

Disclaimer

This presentation (this "Presentation") is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the "Business Combination") between Hepion Pharmaceuticals, Inc. ("Hepion") and Pharma Two B Ltd. ("Pharma Two B"). The information contained herein does not purport to be all inclusive and none of Hepion or Pharma Two B, their respective affiliates, control persons, directors, officers, employees or representatives make any representation or warranty, express or implied, as to the accuracy, completeness, or reliability of the information contained in this Presentation. You should consult your own counsel, tax advisors and financial advisors as to the matters set forth herein, and by accepting this Presentation, you are confirming that you are not relying on the information contained herein to make any decision.

Forward Looking Statements
Certain statements in this Presentation may be considered "forward-looking statements". Forward-looking statements generally relate to future events or Hepion's or Pharma Two B's future financial or operating performance. For example, statements regarding Hepion and Pharma Two B's expectations with respect to the Business Combination, including the timing of closing thereof and pro forma ownership of the combined company, the concurrent financing, the cash runway of the combined company; planned timing of New Drug Application ("NDA") submission, P2B001 potential as a treatment for Parkinson's disease ("PD") and label expansion, projected net revenues, and related matters, as well as all other statements other than statements of historical fact included in this Presentation, are forward-looking statements. When used in this Presentation, words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions, as they relate to Hepion or Pharma Two B, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, Hepion's and Pharma Two B's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Hepion's filings with the Securities and Exchange Commission ("SEC"). Most of these factors are outside the control of Hepion and/or Pharma Two B and are difficult to predict. In addition to factors disclosed in Hepion's filings with the SEC, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Hepion; the inability to meet the closing conditions to the Business Combination, including the failure of Pharma Two B to meet Nasdaq initial listing standards in connection with the consummation of the Business Combination; costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results with respect thereto as well as other risks associated with biopharmaceutical companies generally, including the risks of filing an NDA, obtaining regulatory approval for any product candidates, commercialization of any approved product, including P2B001 for PD, as well as the total addressable market and potential for success of P2B001, the presentation of financial information in U.S. GAAP, completion of a PCAOB audit of U.S. GAAP financials, as well as other risks that will be set forth in more detail in the registration statement on Form F-4 (which will include a proxy statement/prospectus) (the "Form F-4"), when filed with the SEC. The forward-looking statements are based upon management's beliefs and assumptions; and other risks and uncertainties to be identified on Form F-4 (when available) relating to the Business Combination, including those under "Risk Factors" therein, and in other filings with the SEC made by Hepion. Each of Hepion and Pharma Two B undertake no obligation to update these statements for revisions or changes after the date of Presentation, except as required by law.

Industry and Market Data
Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Pharma Two B's own internal estimates and research. In this Presentation, Pharma Two B relies on and refers to publicly available information and statistics regarding the market for P2B001 and other industry data in the markets in which Pharma Two B intends to compete. Pharma Two B obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Pharma Two B believes its internal research is reliable, such research has not been verified by any independent source and neither Hepion nor Pharma Two B has independently verified the information.

Use of Projections
This Presentation contains projected financial information with respect to the net revenue of Pharma Two B. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should be relied upon as necessarily being indictive of future results. The assumptions underlying such financial forecast are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. Actual results may differ materially from the projected revenues reflected in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither Hepion's nor Pharma Two B's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for purposes of inclusion in this Presentation, and accordingly, neither has expressed any opinion with respect thereto. There is no guarantee that the projections are indication of any future performance of the combined company. Inclusion of the projections in this Presentation is not a representation by any party that such results will be achieved.

Disclaimer (Cont.)

No Offer or Solicitation
This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with the proposed Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful. Any offering of securities or solicitation of votes regarding the proposed transaction will be made only by means of a proxy statement/prospectus that complies with applicable rules and regulations promulgated under the Securities Act of 1933 (the "Securities Act"), as amended, and the Securities Exchange Act of 1934, as amended, or pursuant to an exemption from the Securities Act or in a transaction not subject to the registration requirements of the Securities Act.

Additional Information and Where to Find It
In connection with the proposed Business Combination, Pharma Two B intends to file the Form F-4 with the SEC, which will include a preliminary prospectus with respect to its securities to be issued in connection with the Business Combination, and a preliminary proxy statement with respect to Hepion's stockholder meeting at which Hepion's stockholders will be asked to vote on the proposed Business Combination and related matters. Each of Hepion and Pharma Two B urge investors, stockholders, and other interested persons to read, when available, the Form F-4, including the proxy statement/prospectus, any amendments thereto, and any other documents filed with the SEC, before making any voting or investment decision because these documents will contain important information about the proposed Business Combination. After the Form F-4 has been filed and declared effective, Pharma Two B and Hepion will mail the definitive proxy statement/prospectus to stockholders of Hepion as of a record date to be established for voting on the Business Combination. Hepion's stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: Executive Chairman at info@hepionpharma.com.

Participants in the Solicitation
Pharma Two B and Hepion and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Hepion's stockholders in connection with the proposed Business Combination. Information about Hepion's directors and executive officers and their ownership of Hepion's securities is set forth in Hepion's filings with the SEC. To the extent that holdings of Hepion's securities have changed since the amounts printed in Hepion's Annual Report on Form 10-K/A, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Merger of Pharma Two B and Hepion Pharmaceuticals

Transaction Summary

- Pharma Two B intends to merge with Hepion Pharmaceuticals (Nasdaq: HEPA)
- Hepion has entered into a purchase agreement with institutional investors for the purchase of an interest-free $2.9M senior unsecured note (with $400k original issue discount) and 1,159,245 shares of common stock, to close concurrently with entry into definitive documentation for the Business Combination ($600.0k of which will be loaned to Pharma Two B pursuant to a 3% unsecured note to be forgiven and cancelled upon closing of the Business Combination).
- Pharma Two B has entered into a purchase agreement with institutional investors for the purchase of $11.5M in ordinary shares and warrants, to close concurrently with the closing of the Business Combination.
- Upon close, the combined company will continue to be named Pharma Two B (Nasdaq: PHTB)
- Expected pro forma ownership of Pharma Two B and Hepion respective stockholders immediately upon closing of the Business Combination is approximately 85% Pharma Two B and 15% Hepion, subject to adjustment based on Hepion's net cash at closing
  - Upon closing of the private placement, the current Pharma Two B shareholders are expected to own 44.5%, current Hepion Pharmaceutical stockholders are expected to own 7.8%, and the private placement investors are expected to own 47.7%.
- Business Combination and Pharma Two B concurrent private placement expected to close in Q4 2024
- Supported by the Board of Directors of both companies and is subject to stockholder approval and other customary closing conditions

Overview

- Combined company to focus on advancing the development of P2B001 towards an NDA submission after it successfully completed a Phase 3 clinical trial
- P2B001 is a novel, easy-to-use therapeutic approach, designed to address the unmet need for a once-daily treatment with no titration requirement and a lower incidence of excessive daytime sleepiness in Parkinson's disease patients
- Transaction expected to extend Pharma Two B's cash runway into 1H26
- Combined company is expected to have a cash balance of approximately $8.5M following the repayment of the $2.9M senior unsecured note and cancellation of any then-outstanding loans between Pharma Two B and Hepion at close, including proceeds from planned concurrent private placement.

Management & Board

- Existing Pharma Two B management team to lead the combined company
- Combined company Board of Directors will include 7 members (3 Pharma Two B, 2 Hepion, 2 Independent)

Management Team

Extensive experience in Parkinson's Disease



Dan Teleman
M.Sc. MBA
CEO



Irit Zalayet
CPA, MA in Law
CFO



Hadas Friedman
MSc
VP QA, RA



Pninit Litman
PhD
VP Clinical Operations



Sarit Zaksh
B.Sc. Pharm, MBA
Director of CMC



Cheryl Fitzer-Attas
PhD, MBA
Head of Medical Affairs

teva AMGEN BrainsWay pwc ISRAEL BIOTECH FUND

Boehringer Ingelheim Peptor Rafa. AtoxBio

Corporate Overview

Pharma Two B is a private, late-stage company that is developing P2B001, an innovative combination product candidate in development for the treatment of Parkinson's Disease (PD) that has the potential to become a first line treatment in early to moderate PD.

In a Phase 3 clinical trial P2B001 demonstrated comparable clinical activity, improved safety profile and lower rates of dopaminergic side effects as compared to current standard of care:

Equally improved PD symptoms as current standard of care**

- ~8 point reduction in UPDRS (part II & III) compared to baseline and similar to pramipexole ER

Significantly less daytime sleepiness***

- 5% improvement compared with a 39% increase in daytime sleepiness in subjects treated with pramipexole ER using ESS, a validated scale

Lower rate of dopaminergic adverse events (AEs)**

- Somnolence: 14.7% vs 31.1%, compared with pramipexole ER
- Orthostatic Hypotension: 2.7% vs 12.2%, compared with pramipexole ER

Convenience – once daily and no titration

Pharma Two B Value Proposition

- **Addresses a Major Unmet Need**
- **Targets Large and Growing PD Population; US TAM expected to grow to ~$2.4B by 2029***
- **Goal to Become 1st Line of Treatment for Early to moderate PD**
- **Well protected by patents to 2033**
- **Total capital raised - $70M**
- **NDA targeted for 1H 2026**
- **Licensing partnerships in place for P2B001**
  - **China & Korea**

*Avorn et al., 2005, ** Olanow et al, 2023, *** internal data, Phase III report
UPDRS= Unified Parkinson's Disease Rating Scale ; ADL = Activities of Daily Living
ER- Extended release ESS = Epworth Sleepiness Scale;

Treatment Algorithm for PD

MAO-B inhibitors and/or dopamine agonists are first line therapies for PD patients

L-Dopa
- ✓ High Efficacy
- X Motor Complications
- X Convenience

Dopamine Agonists (DA)
- ✓ Adequate Efficacy
- X Dopaminergic Side Effects*
- X Convenience

MAO-B Inhibitors
- ✓ Mild Efficacy
- ✓ Safe
- ✓ Convenience



LD naive
LD experienced
early
moderate
advanced
L-Dopa
or
DA
or
MAOB-I
LD
and/or
DA
or
MAOB-I
LD
and/or
DA
or
MAOB-I
or
COMT-I
or
Antichol
LD
and/or
Apomo
or
Amant
Duopa
DBS

***Common dopaminergic side effects:**
excessive daytime sleepiness, orthostatic hypotension, constipation, nausea, headaches, hallucinations, peripheral edema, impulse control disorder

P2B001 – A Novel, Proprietary Product

Designed to Potentially Improve Efficacy, Safety and Convenience, as Compared to Current Standard of Care



Dopamine Agonist (DA)
Pramipexole Dihydrochloride
P2B001
Oral, once-daily, combination of low doses and extended-release (ER)
Pramipexole ER 0.6 mg
+
Rasagiline ER 0.75mg
MAO-B inhibitor
Rasagiline Mesylate

Two Important Modifications

1. **Low Doses** of Pramipexole 0.6mg and Rasagiline 0.75mg - not commercially available and can't be derived from commercial products
2. Proprietary **ER** formulation of Rasagiline

Phase III Trial Design*

Trial enrolled 544 patients at 70 clinical centers

A 12-week, multi-center, multinational, randomized, double-blind, double-dummy, active-controlled, parallel group clinical trial



Titration* phase
Maintenance phase
2 week safety/ down titration phase
Week 1
6 7
12
Capsule
Tablet titrated to optimum dose
P2B001 0.6/0.75 mg
PPX 0.6 mg
RAS 0.75 mg
PramiER 1.5–4.5 mg

Key inclusion criteria

- Male or female, aged 35–80 years
- PD consistent with the UK Brain Bank Criteria
- Disease duration <3 years since diagnosis
- Hoehn & Yahr (H&Y) stage score <3

Patients either received active capsules and placebo tablets, or placebo capsules and active tablets.

*Only PramiER group was titrated with active tablets. Other groups titrated with matching placebo tablets

PPX = pramipexole RAS = rasagiline, PramiER = marketed extended-release pramipexole , *Olanow et al 2023

P2B001 Successfully Met its Primary and Secondary Endpoints*

Primary endpoint

Change from baseline to Week 12 in UPDRS Total score (sum of Parts II and III) between P2B001 and each of its components:

- PPX 0.6 mg
- RAS 0.75 mg

Secondary endpoints
(hierarchical gate-keeping method to test each subsequent endpoint)

Key Secondary Endpoint
Change from baseline to Week 12 in ESS score (P2B001 vs PramiER)

Other Secondary Endpoints
Change from baseline to week 12:

- UPDRS Motor (Part III) score, P2B001 vs components
- UPDRS ADL (Part II) score, P2B001 vs components

*Olano et al 2023
PPX = pramipexole RAS = rasagiline PramiER = marketed extended-release pramipexole
UPDRS= Unified Parkinson's Disease Rating Scale ; ADL = Activities of Daily Living
ESS = Epworth Sleepiness Scale; PDQ39 = Parkinson's Disease Questionnaire-39

P2B001 vs Components*

Primary Endpoint: Total UPDRS (Parts II + III)



Change in UPDRS Total (Parts II+III) score
LS mean (SE) change from baseline in UPDRS Total score
0
-2
-4
-6
-8
-10
0
5
Week
8
9
10
11
12
P2B001 (n=147)
PPX 0.6 (n=144)
RAS 0.75 (n=144)

P2B001 difference in LSM of change from baseline to Week 12

P2B001 Vs PPX 0.6: -2.66;
95% CI: -4.33, -1.00; p=0.0018

P2B001 Vs RAS 0.75: -3.30;
95% CI: -4.96, -1.63; p=0.0001

P2B001 was also significantly superior to both components (PPX-ER and RAS-ER) with respect to the 2nd secondary endpoint **(UPDRS motor score; P=0·023 and P= 0·0092 respectively)** and the 3rd secondary outcome measure **(UPDRS ADL scores; P=0·0001 and P<0·0001 respectively).** *Olanow et al 2023

In Phase 3 – P2B001 Treatment Resulted in Comparable Clinical Activity to PramiER on Improving Symptoms of PD, with Significantly Less Daytime Sleepiness**



Change in UPDRS Total (Parts II+III) score
LS mean (SE) change from baseline in UPDRS Total score
0
-2
-4
-6
-8
-10
0
5
8
12
Week
P2B001 (n=147)
PramiER (n=72)



Change in ESS* Total score
LS mean (SE) change from baseline in ESS score
3.5
2.5
1.5
0.5
-0.5
-1.5
0
1
5
8
12
Week
P2B001 (n=147)
PramiER (n=72)

-7.98 ± 0.60 points vs **-8.35** ± 0.86; p=0.7197

Post-hoc analysis confirmed **non-inferiority** of P2B001 to PramiER (margin of 3 points, p=0.0052)

-2.66 point difference on ESS compared to pramiER **p<0.0001**

*ESS = Epworth Sleepiness Scale, **Olanow et al 2023

Percentage Responders on UPDRS Total Score

P2B001 was comparable to PramiER on UPDRS responders (≥4 points)



UPDRS Total responder at Week 12
Proportion of UPDRS Total responders, %
80
70
60
50
74.3
59.8
55.7
75.8
P2B001 (n=136)
PPX 0.6 (n=132)
RAS 0.75 (n=131)
PramiER (n=66)

P2B001 difference in odds ratios at Week 12

Versus PramiER: OR=0.87; 95% CI: 0.44, 1.75; p=0.7040

Versus PPX 0.6: OR=2.01; 95% CI: 1.18, 3.41; p=0.0.0098

Versus RAS 0.75: OR=2.39; 95% CI: 1.41, 4.05; p=0.0012

P2B001 Demonstrated Significantly Less Excessive Daytime Sleepiness Compared to PramiER*

ESS >10 considered as excessive day time sleepiness**



Shift Analysis
% Subjects with ESS Score <=10 at Baseline to >10 Post Baseline
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
% Subjects ±SE
8.5%
15.6%
6.6%
35.7%
P2B001
PPX 0.6
RAS 0.75
PramiER

% subjects with ESS score ≤10 at baseline was similar between groups (81.4%-84.7%)

P2B001 difference in adjusted odds ratios at Week 12

- P2B001 Vs PramiER: 0.166 95% CI: 0.078, 0.355; p<0.0001

*Internal data – Phase III study report , ESS- Epworth Sleepiness Scale,

** Johns MW. A new method for measuring daytime sleepiness: the Epworth sleepiness scale. Sleep. 1991;14(6):540–5.

Dopaminergic Adverse Events Reduce Patients Quality of Life and Cause High Economic Burden

- **Excessive Daytime Sleepiness (EDS) affects 16%-55% of PD patients**
  - Reduced daily functioning and cognition, increased work absenteeism and risk of heavy machinery and road traffic accidents
  - DAs significantly increase the risk of sudden uncontrollable somnolence (3-fold) in a dose-related manner

  <u>P2B001 patients experienced:</u>
  - 4.2-fold less ESS >10 than pramipexole ER group; 8.5% vs. 35.7%*
  - 2.1-fold less Somnolence than in pramipexole ER group; 14.7% vs. 31.1%**

- **Orthostatic Hypotension (OH) affects 30% of PD patients**
  - Associated with postural instability, incidental falls, and decreased survival

  <u>P2B001 patients experienced:</u>
  - 4.5-fold less Orthostatic Hypotension than pramipexole ER group; 2.7% vs. 12.2%*

* p<0.0001 **p=0.004 post-hoc

Amara et al, 2017 ; Suzuki. J Park Dis, 2021 Avorn et al., 2005; Huyett & Bhattacharyya, 2021
Velseboer et al, 2011; Kujawa, Arch Neurol, 2000; Merola, Park Relat Disord, 2018

P2B001 Showed Less Dopaminergic-Related TEAEs Compared to PramiER Throughout the Entire Trial


Temporality of dopaminergic-related TEAEs
Percentage of patients with any dopaminergic-related TEAE
0
4
8
12
16
20
24
28
32
36
40
44
0
10
20
30
40
50
60
70
80
90
100
Treatment day
End of Dosing
P2B001 (n-150)
PPX 0.6 (n=148)
RAS 0.75 (n=147)
PramiER (n=74)

*Internal data, Phase III study report. The Comparison is numerical.. Rates of AEs between treatment groups were not compared statistically

Dopaminergic AEs (including, but not limited to): orthostatic hypotension, ICD, constipation, dizziness, hallucination, nausea, oedema, somnolence, sleep disorder

TEAE = treatment-emergent adverse event

P2B001 Showed Lower Incidence of Dopaminergic-Related TEAEs vs PramiER*

(Incidence of TEAEs occurring in ≥2% of patients)

	P2B001 (n=150)	PPX 0.6 (n=148)	RAS 0.75 (n=147)	PramiER (n=74)
At least one TEAE	**67 (44.7%)**	72 (48.6%)	50 (34.0%)	**49 (66.2%)**
Nausea	**28 (18.7%)**	24 (16.2%)	10 (6.8%)	**17 (23.0%)**
Somnolence	**22 (14.7%)**	27 (18.2%)	7 (4.8%)	**23 (31.1%)**
Dizziness	16 (10.7%)	14 (9.5%)	19 (12.9%)	7 (9.5%)
Constipation	**6 (4.0%)**	11 (7.4%)	9 (6.1%)	**7 (9.5%)**
Orthostatic hypotension(OH)	**4 (2.7%)**	5 (3.4%)	4 (2.7%)	**9 (12.2%)**
Hypotension	4 (2.7%)	0 (0.0%)	0 (0.0%)	0 (0.0%)
Decreased appetite	**3 (2.0%)**	2 (1.4%)	2 (1.4%)	**4 (5.4%)**
Vomiting	**3 (2.0%)**	6 (4.1%)	1 (0.7%)	**3 (4.1%)**
Hallucination	**3 (2.0%)**	0 (0.0%)	1 (0.7%)	**3 (4.1%)**
Abnormal dreams	3 (2.0%)	3 (2.0%)	3 (2.0%)	1 (1.4%)
Sleep disorder	2 (1.3%)	3 (2.0%)	4 (2.7%)	0 (0.0%)
Edema peripheral	**1 (0.7%)**	5 (3.4%)	0 (0.0%)	**3 (4.1%)**
Hallucination, visual	**1 (0.7%)**	2 (1.4%)	0 (0.0%)	**2 (2.7%)**
Confusional state	**0 (0.0%)**	2 (1.4%)	2 (1.4%)	**2 (2.7%)**

*Olanow et al 2023. Comparison is numerical. Rates of AEs between treatment groups were not compared statistically and comparison of rates of adverse events was not an objective of this study.

P2B001

Value Proposition and Market Opportunity



P2B001 is targeting Early to Moderate PD patients, reflecting an ~80% of the market

Parkinson's Disease patient therapy by age group and disease stage*

Percent of survey respondents (n=97)



100
80
60
40
20
0
3%
5%
12%
6%
27%
34%
11%
2%
7%
10%
6%
14%
42%
18%
1%
10%
6%
9%
16%
28%
31%
1%
10%
5%
6%
9%
32%
38%
1%
10%
4%
7%
6%
23%
48%
1%
12%
4%
6%
5%
23%
49%
Any other monotherapy
Any other combination therapy
MAO-B inhibitor monotherapy
Dopamine agonist + MAO-B inhibitor
Dopamine agonist monotherapy
L-Dopa monotherapy
L-Dopa + dopamine agonist and/or MAO-B inhibitor and/or COMT-inhibitor
Under 65s
Over 65s
Under 65s
Over 65s
Under 65s
Over 65s
Early stage
Moderate stage
Advanced stage

Source: Third party research and analysis – March 2022

Dopamine Agonists (DA) and MAO-B Inhibitors in US

Estimated Market Value ~$2.4B by 2029

Current DAs
$1.47B / 57 % of
US Sales

MAO-B
$0.3B



$6.3B
U.S.
$2.5B
U.S.
2020
2029F
LD
/Other
41%
US sales
2029
DA
33%
MAO-B
4%
DMT
22%

DAs
~33 % of US Sales
$2.1B

MAO-B
$0.3B

Source: Bloomberg Symphony; Analyst reports (GlobalData, GM Insights, Verified Market Research)

U.S. only: in the base case, P2B001 is expected to reach a non-risk adjusted net revenue of ~ $558m by 2031



600
500
400
300
200
100
0
60
195
326
439
523
558
544
210
Patent expiry
24F
25F
26F
27F
28F
29F
30F
31F
32F
33F

Thousands of patients prescribed P2B001 after competitive and market access adjustment*

	24F	25F	26F	27F	28F	29F	30F	31F	32F	33F
U.S.	-	-	11	36	59	79	94	98	96	93

BASE CASE

Key assumptions:

- Label for early and moderate patient groups; limited use in advanced
- Pricing slightly higher than the commercially available components
- Gross to net discount 25%
- Market access adjustment 30%

Note: Numbers may not add up due to rounding; * Calculated as the average number of patients treated across quarters in each respective year
Source: Third party research and analysis – March 2022 (adjusted)

P2B001 Ahead of Competition in Early PD

Molecule	Company	Class/Form	Phase	Status
P2B001	**PharmaTwoB**	**Combination of DA & MAO-B Oral**	**Pre-Reg**	**Successfully completed Phase 3**
Tavapadon	Cerevel	D1,D5 selective DA. Oral	Phase 3	Phase 3 ongoing

Tavapadon's emerging clinical profile includes potential adverse events, similar class efficacy and an extended 14 weeks titration that could increase the risk of discontinuation

Drugs https://doi.org/10.1007/s40265-022-01747-7

Potential Label Expansion

P2B001 has the potential to reduce the risk of motor complications with Levodopa

- May delay the need for start of levodopa by expanding the treatment duration: A Phase 3, Randomized, Double-blind, Double Dummy, Parallel groups, Long Term Clinical Trial to Compare the Ability of P2B001 and Low Dose Levodopa to Delay Motor Complication in Early Untreated Parkinson's Disease Patients who Require Dopaminergic Therapy

- May enable adding low dose levodopa as add-on for longer period: A Phase 3 Clinical Trial, 12-week, randomized, double-blind, parallel groups, Clinical Trial to determine the safety, tolerability and efficacy of once daily P2B001 as adjunct to Levodopa therapy in subjects with advanced Parkinson's disease

Benefits: Label extension, larger patient population, enhanced commercial profile

Projected Drug Developmental Timeline



Gross private financing proceeds
$11.5M
Closing - Combined company
NDA Submission H1 2026
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Process development (CMC)
GMP batches production
Estimated Cash Balance
$8.8M
$5.5M
$1.9M
$0.1M

Summary of Balance Sheet

	September 30, 2023	December 31, 2022
	$ in thousands	
Current assets	2,825	6,086
Non-current assets	3	66
Total assets	2,828	6,152
Current liabilities	760	2,116
Non-current liabilities	5,757	5,757
Shareholders' equity (deficit)	(3,683)	(1,715)
Total liabilities and shareholders' equity	2,828	6,152

Note - Financial information prepared under IFRS (30.9.2023 – unaudited, 31.12.2022 – audited). In these financial statements, financial instruments were not measure and valuate. In addition, stock options compensation expenses (due to grants during 2022 and 2023), have not been recorded.

Summary of Statement of Operations

	For the nine months ended September 30, 2023	For the year ended December 31, 2022
	$ in thousands	
Research and development expenses - net	(1,052)	(5,551)
General and administrative expenses	31	(2,743)
Operating loss	(1,021)	(8,294)
Financial income, net	143	122
Loss for the year	(878)	(8,172)

Note - Financial information prepared under IFRS (30.9.2023 – unaudited, 31.12.2022 – audited). In these financial statements, financial instruments were not measure and valuate. In addition, stock options compensation expenses (due to grants during 2022 and 2023), have not been recorded.

Robust Intellectual Property

"Pharmaceutical Compositions for Treatment of Parkinson's Disease"

Scope: Combination of pramipexole and rasagiline in sub-therapeutic doses

Granted

US, EU, Japan and more

In force until 2029

"Fixed Dose Combination Therapy of Parkinson's Disease"

Scope: Combination of pramipexole and rasagiline in sub-therapeutic doses (**pramipexole is the lower dose**)

Granted

US, EU, Japan and more

In force until January 2033

"Extended Release Formulations of Rasagiline and Uses Thereof"

Scope: Rasagiline sustained release as stand-alone

Granted

US, EU, Japan and more

In force until 2031

Pharma Two B

Value Proposition

- Addresses a Major Unmet Need
- Targets Large and Growing PD Population
- Goal to Become 1st Line of Treatment for Early to moderate PD
- Well protected by patents to 2033
- Total capital raised - $70M
- NDA expected in 1H 2026
- Licensing partnerships in place in China and Korea for P2B001